Exhibit 99.2



Wabtec Financial Results & Company Highlights

SECOND QUARTER 2025

Wabtec CORPORATION

Forward Looking Statements & Non-GAAP Financial Information

This communication contains "forward-looking" statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, including statements regarding Wabtec's plans, objectives, expectations and intentions; Wabtec's expectations about future sales, earnings and cash conversion; Wabtec's projected expenses and cost savings associated with its Integration 2.0 and 3.0 initiatives and its portfolio optimization; Wabtec's 5-year outlook; Wabtec's expectations for evolving global industry, market and macro-economic conditions and their impact on Wabtec's business; synergies and other expected benefits from Wabtec's acquisitions; Wabtec's expectations for production and demand conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words "may," "will," "should," "potential," "intend," "expect," "endeavor," "seek," "anticipate," "estimate," "overestimate," "underestimate," "believe," "could," "project," "predict," "continue," "target" or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) changes in general economic and/or industry specific conditions, including the impacts of significant recent shifts in trade policies (including the imposition of tariffs and retaliatory tariff measures) as well as tax programs, inflation, supply chain disruptions, foreign currency exchange and industry consolidation and market reactions to these factors; (2) changes in the financial condition or operating strategies of Wabtec's customers; (3) unexpected costs, charges or expenses resulting from acquisitions and potential failure to realize synergies and other anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) inability to retain and hire key personnel; (5) evolving legal, regulatory and tax regimes; (6) changes in the expected timing of projects; (7) a decrease in freight or passenger rail traffic; (8) an increase in manufacturing costs; (9) actions by third parties, including government agencies; (10) the impacts of epidemics, pandemics or similar public health crises on the global economy and, in particular, our customers, suppliers and end-markets, (11) potential disruptions, instability and volatility in global markets as a result of global military action, acts of terrorism or armed conflict, including Russia's invasion of Ukraine; (12) cybersecurity and data protection risks and (13) other risk factors as detailed from time to time in Wabtec's reports filed with the SEC, including Wabtec's annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

This presentation as well as Wabtec's earnings release and financial guidance mention certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted income from operations, adjusted interest and other expense, adjusted net income, adjusted operating margin, adjusted gross margin, adjusted income tax expense, adjusted earnings per diluted share, EBITDA and adjusted EBITDA, net debt and operating cash flow conversion rate. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is further adjusted for restructuring costs. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the Company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec's presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this presentation are reconciliation tables that provide details about how adjusted results relate to GAAP results. Wabtec is not presenting a quantitative reconciliation of its forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share as it is unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related and other charges, including acquisition-related expenses and the outcome of certain regulatory, legal and tax matters; the financial impact of these items is uncertain and is dependent on various factors, including the timing, and could be material to Wabtec's Consolidated Statement of Earnings.

Today's Participants



RAFAEL SANTANA

President &
Chief Executive Officer



JOHN OLIN

Executive Vice President &
Chief Financial Officer



KYRA YATES

Vice President,
Investor Relations

2Q 2025 Overview

Sales	**$2.71B**	**Up 2.3% YOY**	Increased sales driven by Transit; Freight revenue adversely impacted by timing of locomotive shipments
Operating Margin	**17.4%** GAAP	**21.1%** Adjusted	Operating margin benefits from sales growth and improved gross margin
Earnings Per Share	**$1.96** GAAP	**$2.27** Adjusted	GAAP EPS up 19.5% YoY ... Adjusted EPS up 15.8% YoY
Cash Flow from Operations	**$209M**		Operating cash flow driven by higher net income ... tempered by higher working capital
12-Month Backlog	**$8.21B**		Backlog continues to provide strong visibility for 2025 and beyond ... 12-month backlog up 11.9%

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

STRONG UNDERLYING MOMENTUM CONTINUES

2025 Market Expectations

	FAVORABLE / UNFAVORABLE
FREIGHT	
NA Traffic	+
Active Locomotive Fleet	↔
International Freight Volumes	+
NA Railcar Deliveries	-
Mining Commodities	↔
TRANSIT	
Infrastructure Investment	+
Global Ridership	↔/+

NORTH AMERICAN FREIGHT TRAFFIC



2.5%
2.3%
3.0%
2.5%
3Q24
4Q24
1Q25
2Q25

Source: Association of American Railroads

NORTH AMERICAN AVERAGE ACTIVE LOCOMOTIVES



2Q22
2Q23
2Q24
2Q25

Source: Wabtec

NORTH AMERICAN RAILCAR DELIVERIES



49K HISTORICAL
10-YEAR AVERAGE
30K
41K
45K
42K
29K
2021
2022
2023
2024
2025F

Source: Rail Supply Institute and FTR Associates

INTERNATIONAL FREIGHT VOLUMES



4.0%
2.6%
2.5%
6.3%
11.2%
Brazil
China
India
South Africa
Kazakhstan

Sources: Previous 3 months available for Brazil, China, India Ministry of Railways, South Africa, Kazakhstan

Wabtec

Executing On Our Value Creation Framework

VALUE CREATION FRAMEWORK

- Accelerate innovation of scalable technologies
- Grow and refresh expansive global installed base
- Drive fuel efficiencies thru emerging technologies
- Expand high-margin recurring revenue streams
- Drive continuous operational improvement

RECENT M&A ACTIVITY

- ☑ Accretive Growth Profile
- ☑ Accretive Adj. EBITDA Margins
- ☑ Accretive Adj. EPS
- ☑ Accretive ROIC

	Announced	Closed	Expected Timing
Inspection Technologies	X	X	7/1/2025
Dellner Couplers	X		1H26
Frauscher Sensor Technology	X		YE2025

- Acquisitions totaling ~$850M of expected Annualized Revenue
- First year Adj. EBITDA margins expected to be accretive at ~25.5%
- Margin expansion with expected Run Rate Synergies of ~$60M

2Q 2025 Financial Summary



SALES



$2.64B
$2.71B
2024
2025

2.3% INCREASE
(1.9% INCREASE EX-CURRENCY)

OP INCOME / OP MARGIN



$430M
16.3%
$472M
17.4%
$510M
19.3%
$572M
21.1%
2024 GAAP
2025 GAAP
2024 ADJ(1)
2025 ADJ(1)

EARNINGS PER SHARE



$1.64
$1.96
+19.5% YOY
$1.96
$2.27
+15.8% YOY
2024 GAAP
2025 GAAP
2024 ADJ(1)
2025 ADJ(1)

(1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

Wabtec

INCREASED SALES, OPERATING MARGIN AND EPS GROWTH

2Q 2025 Sales

($ in millions)

PRODUCT LINE	2Q'25	YOY
Services[1]	$781	6.0%
Equipment	$546	(4.2)%
Components[1]	$401	(3.1)%
Digital Intelligence	$191	(4.0)%
Freight Segment	$1,919	(0.1)%
Transit Segment	$787	8.7%
TOTAL SALES	**$2,706**	**2.3%**

(1) During the first quarter of 2025, Management realigned businesses within the Freight Segment. Historical amounts have been reclassified to conform to the current period presentation

2Q KEY DRIVERS

SERVICES
Increased sales from increased parts sales and higher modernization deliveries

EQUIPMENT
Adversely impacted (~$60M) by lower locomotive deliveries than expected due to a supplied part issue; Deliveries shifting to 2nd half

COMPONENTS
Lower North America rail car build and the exit of low margin businesses as a result of portfolio optimization

DIGITAL INTELLIGENCE
Lower international sales driven by timing of projects

TRANSIT
Higher OE & aftermarket sales ... sales up 5.7% on constant currency basis

EXCLUDING DELAY OF LOCOMOTIVE DELIVERIES ... Q2'25 SALES UP 4.6%

2Q 2025 Consolidated Gross Profit

($ in millions)	GAAP	Adjusted
2024 GROSS PROFIT	**$874**	**$880**
% Gross Profit Margin	*33.0%*	*33.3%*
Volume	↑	↑
Mix/Pricing	↑	↑
Raw Materials	↓	↓
Currency	↑	↑
Manufacturing/Other	↑	↑
2025 GROSS PROFIT	**$938**	**$941**
% Gross Profit Margin	*34.7%*	*34.8%*

2Q KEY DRIVERS

VOLUME
Higher Services & Transit sales

MIX/PRICING
Favorable mix of products within Freight and contract escalation, partially offset by unfavorable mix between segments

RAW MATERIALS
Unfavorable raw material

CURRENCY
Foreign currency exchange increased adjusted gross profit $2M (adjusted operating income decreased by $2M)

MANUFACTURING/OTHER
Integration 2.0/3.0 on-going savings, proactive cost management, and increased Transit productivity

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

2Q 2025 Consolidated Operating Income

($ in millions)	GAAP	Adjusted
2024 OP INCOME	**$430**	**$510**
% Operating Margin	*16.3%*	*19.3%*
Gross Profit	64	61
SG&A	(31)	(6)
Engineering	7	7
Amortization	2	-
2025 OP INCOME	**$472**	**$572**
% Operating Margin	*17.4%*	*21.1%*



Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

OP MARGIN BENEFITED FROM INCREASED GROSS MARGIN AND LOWER ENGINEERING EXPENSES

2Q 2025 Freight Segment Performance



SALES



$1.92B
$1.92B(2)
2024
2025

0.1% DECREASE
(0.5% INCREASE EX-CURRENCY)

OP INCOME / OP MARGIN



$391M
20.4%
$415M
21.6%
$462M
24.1%
$480M
25.0%
2024 GAAP
2025 GAAP
2024 ADJ(1)
2025 ADJ(1)

12-MONTH BACKLOG



$5.50B
$6.02B
2024
2025

9.4% INCREASE YOY
(10.7% Excluding Currency)

4.4% DECREASE MULTI-YEAR BACKLOG[2] YOY (-4.0% Excl. Currency)

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations
(1) Freight segment operating income was positively impacted by below-market intangible amortization of $12 million which was flat compared to 2nd quarter 2024
(2) Foreign exchange negatively impacted Freight sales by $11 million; Foreign exchange rates had a negative $76 million impact on segment multi-year backlog

2Q 2025 Transit Segment Performance



SALES



$724M
$787M(1)
2024
2025

8.7% INCREASE
(5.7% INCREASE EX-CURRENCY)

OP INCOME / OP MARGIN



$82M
11.3%
$109M
13.9%
$91M
12.7%
$120M
15.2%
2024 GAAP
2025 GAAP
2024 ADJ
2025 ADJ

12-MONTH BACKLOG



$1.83B
$2.19B
2024
2025

19.5% INCREASE YOY
(10.5% Excluding Currency)

13.2% INCREASE MULTI-YEAR BACKLOG[1] YOY (6.5% Excl. Currency)

Wabtec

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations
(1) Foreign exchange positively impacted Transit sales by $22 million; Foreign exchange rates had a favorable $277 million impact on segment multi-year backlog

Resilient Business Allows For Execution On Financial Priorities

FOCUSED ON CASH CONVERSION(1) *CASH FROM OPS*


1H 2024
$569M (2)
70% Cash Conv
1H 2025
$400M (2)
44% Cash Conv

2nd quarter cash from operations of $209M was down $26M year over year due to higher working capital, which was impacted by timing of locomotive shipments

DISCIPLINED CAPITAL ALLOCATION


$735M
Net Debt
Proceeds
$400M
Cash
from Ops
$784M
Increase in cash for acquisition on 7/1/25
$148M
Share repurchases
$87M
Dividends
$116M
Capex/Other

First Half 2025

Strong balance sheet and financial position ... liquidity of $4.09B(3)

Debt leverage ratio of 1.4x(4)

Well positioned to fund the closing of Evident Inspection Technologies Division on 7/1/25

Returning capital to shareholders ... **$235M returned through dividends and share repurchases**

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

(1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization
(2) The unfavorable impact from payments of accounts receivable securitization was $20 million in the prior year period
(3) At June 30, 2025, the Company's total available liquidity was $4.09 billion, which includes cash and cash equivalents of $1.49 billion, plus $2.25 billion available under current credit facilities and $0.35 billion borrowings available under our Revolving Receivables Program
(4) Leverage ratio presented is calculated as net debt divided by trailing 12-month adjusted EBITDA (as defined in Wabtec's credit agreements). Net debt presented used for calculation is total debt minus cash, restricted cash and cash equivalents

STRONG FINANCIAL PERFORMANCE; INVESTING FOR GROWTH AND MAXIMIZING SHAREHOLDER RETURNS

2025 Updated Financial Guidance[1,2]

PRIOR GUIDANCE	UPDATED GUIDANCE
REVENUES	REVENUES
$10.725B to $11.025B	$10.925B to $11.225B
ADJUSTED DILUTED EPS	ADJUSTED DILUTED EPS
$8.35 to $8.95	$8.55 to $9.15
CASH CONVERSION[3]	CASH CONVERSION[3]
>90%	>90%

KEY ASSUMPTIONS :

- Includes Evident Inspection Technologies acquisition (effective July 1, 2025)
- Assumes tariffs in effect at the end of Q2'25
- Adjusted operating margin up
- Favorable productivity/absorption
- Benefits of Integration 2.0 & 3.0/Portfolio Optimization
- Lower SG&A & Engineering expenses as % of sales
- Tax rate ~24.5%; Capex ~2% of sales

(1) See Forward looking statements and non-GAAP financial information

(2) Wabtec is not presenting a quantitative reconciliation of our forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share in reliance on the unreasonable efforts exemption provided under Item 10(e)(1)(i)(B) of Regulation S-K. Wabtec is unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related and other charges, including acquisition-related expenses and the outcome of certain regulatory, legal and tax matters. The financial impact of these items is uncertain and is dependent on various factors, including timing, and could be material to our Consolidated Statements of Earnings

(3) Cash from operations conversion % is defined as GAAP cash from operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization

INCREASED ADJUSTED EPS RANGE TO $8.55 - $9.15 … MIDPOINT UP $0.20

Key Expectations

1. Strong revenue growth, margin expansion, increased earnings and improved cash flow
2. Positive productivity driven by continuous cost improvement combined with realization of Integration 2.0 & 3.0 savings
3. Continued momentum across the portfolio and strong order pipeline and backlog, internationally and in North America
4. Wabtec is well-positioned to drive higher returns and create top quartile long-term value for shareholders over time


5-YEAR OUTLOOK
Mid Single Digit
ORGANIC SALES CAGR
350+ bps
ADJUSTED OPERATING MARGIN EXPANSION
Double Digit
ADJUSTED EPS CAGR
>90%(1)
CASH FROM OPS CONVERSION

(1) Cash conversion to average >90% thru 2029

Income Statement

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2025 AND 2024
(AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2025	2024	2025	2024
Net sales	$ 2,706	$ 2,644	$ 5,316	$ 5,141
Cost of sales	(1,768)	(1,770)	(3,478)	(3,452)
Gross profit	938	874	1,838	1,689
Gross profit as a % of Net Sales	*34.7%*	*33.0%*	*34.6%*	*32.8%*
Selling, general and administrative expenses	(347)	(316)	(654)	(597)
Engineering expenses	(50)	(57)	(96)	(105)
Amortization expense	(69)	(71)	(142)	(145)
Total operating expenses	(466)	(444)	(892)	(847)
Operating expenses as a % of Net Sales	*17.2%*	*16.8%*	*16.8%*	*16.5%*
Income from operations	472	430	946	842
Income from operations as a % of Net Sales	*17.4%*	*16.3%*	*17.8%*	*16.4%*
Interest expense, net	(46)	(49)	(92)	(96)
Other income, net	24	4	22	2
Income before income taxes	450	385	876	748
Income tax expense	(111)	(94)	(210)	(180)
Effective tax rate	*24.8%*	*24.5%*	*24.0%*	*24.1%*
Net income	339	291	666	568
Less: Net income attributable to noncontrolling interest	(3)	(2)	(8)	(7)
Net income attributable to Wabtec shareholders	$ 336	$ 289	$ 658	$ 561
Earnings Per Common Share				
Basic				
Net income attributable to Wabtec shareholders	$ 1.96	$ 1.64	$ 3.84	$ 3.18
Diluted				
Net income attributable to Wabtec shareholders	$ 1.96	$ 1.64	$ 3.84	$ 3.17
Basic	170.6	175.4	170.6	176.0
Diluted	171.2	176.0	171.2	176.6

Income Statement (cont.)

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2025 AND 2024
(AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2025	2024	2025	2024
Segment Information				
Freight Net Sales	$ 1,919	$ 1,920	$ 3,820	$ 3,744
Freight Income from Operations	$ 415	$ 391	$ 835	$ 759
Freight Operating Margin	21.6%	20.4%	21.9%	20.3%
Transit Net Sales	$ 787	$ 724	$ 1,496	$ 1,397
Transit Income from Operations	$ 109	$ 82	$ 199	$ 156
Transit Operating Margin	13.9%	11.3%	13.3%	11.2%

Backlog Information (Note: 12-month is a sub-set of total)	June 30, 2025	March 31, 2025	June 30, 2024
Freight Total	$ 17,136	$ 17,851	$ 17,929
Transit Total	4,692	4,451	4,146
Wabtec Total	$ 21,828	$ 22,302	$ 22,075
Freight 12-Month	$ 6,024	$ 6,069	$ 5,504
Transit 12-Month	2,186	2,127	1,830
Wabtec 12-Month	$ 8,210	$ 8,196	$ 7,334

Balance Sheet

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

In millions	June 30, 2025	December 31, 2024
Cash, cash equivalents and restricted cash	$ 1,499	$ 715
Receivables, net	1,999	1,702
Inventories, net	2,571	2,314
Other current assets	285	212
Total current assets	6,354	4,943
Property, plant and equipment, net	1,476	1,447
Goodwill	8,936	8,710
Other intangible assets, net	2,889	2,934
Other noncurrent assets	736	668
Total assets	$ 20,391	$ 18,702
Current liabilities	$ 3,606	$ 3,792
Long-term debt	4,784	3,480
Long-term liabilities - other	1,156	1,297
Total liabilities	9,546	8,569
Shareholders' equity	10,801	10,091
Noncontrolling interest	44	42
Total shareholders' equity	10,845	10,133
Total Liabilities and Shareholders' Equity	$ 20,391	$ 18,702

Cash Flow

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

In millions	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Operating activities		
Net income	$ 666	$ 568
Non-cash expense	219	246
Receivables	(243)	(146)
Inventories	(180)	(120)
Accounts Payable	74	93
Other operating activities	(136)	(72)
Net cash provided by operating activities	**400**	**569**
Net cash used for investing activities	**(98)**	**(57)**
Net cash provided by (used for) financing activities	**454**	**(523)**
Effect of changes in currency exchange rates	28	(14)
Increase (decrease) in cash	784	(25)
Cash, cash equivalents and restricted cash, beginning of period	715	620
Cash, cash equivalents and restricted cash, end of period	$ 1,499	$ 595

Appendix D (1 of 3)

EPS and Non-GAAP Reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

	Second Quarter 2025 Actual Results									
	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 2,706	$ 938	$ (466)	$ 472	$ (22)	$ (111)	$ 339	$ (3)	$ 336	$ 1.96
Restructuring and Portfolio Optimization costs	-	3	3	6	-	(2)	4	-	4	$ 0.02
Transaction costs	-	-	25	25	(32)	4	(3)	-	(3)	$ (0.02)
Non-cash Amortization expense	-	-	69	69	-	(17)	52	-	52	$ 0.31
Adjusted Results	$ 2,706	$ 941	$ (369)	$ 572	$ (54)	$ (126)	$ 392	$ (3)	$ 389	$ 2.27
Fully Diluted Shares Outstanding										171.2

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

	Second Quarter Year-to-Date 2025 Actual Results									
	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 5,316	$ 1,838	$ (892)	$ 946	$ (70)	$ (210)	$ 666	$ (8)	$ 658	$ 3.84
Restructuring and Portfolio Optimization costs	-	6	9	15	-	(4)	11	-	11	$ 0.06
Transaction costs	-	-	35	35	(32)	2	5	-	5	$ 0.03
Non-cash Amortization expense	-	-	141	141	-	(34)	107	-	107	$ 0.62
Adjusted Results	$ 5,316	$ 1,844	$ (707)	$ 1,137	$ (102)	$ (246)	$ 789	$ (8)	$ 781	$ 4.55
Fully Diluted Shares Outstanding										171.2

EPS and Non-GAAP Reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Second Quarter 2024 Actual Results	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 2,644	$ 874	$ (444)	$ 430	$ (45)	$ (94)	$ 291	$ (2)	$ 289	$ 1.64
Restructuring and Portfolio Optimization costs	-	6	4	10	(4)	(2)	4	-	4	$ 0.02
Non-cash Amortization expense	-	-	70	70	-	(17)	53	-	53	$ 0.30
Adjusted Results	$ 2,644	$ 880	$ (370)	$ 510	$ (49)	$ (113)	$ 348	$ (2)	$ 346	$ 1.96
Fully Diluted Shares Outstanding										176.0

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Second Quarter Year-to-Date 2024 Actual Results	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 5,141	$ 1,689	$ (847)	$ 842	$ (94)	$ (180)	$ 568	$ (7)	$ 561	$ 3.17
Restructuring and Portfolio Optimization costs	-	12	8	20	(4)	(4)	12	-	12	$ 0.07
Non-cash Amortization expense	-	-	143	143	-	(34)	109	-	109	$ 0.61
Adjusted Results	$ 5,141	$ 1,701	$ (696)	$ 1,005	$ (98)	$ (218)	$ 689	$ (7)	$ 682	$ 3.85
Fully Diluted Shares Outstanding										176.6

EPS and Non-GAAP Reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Fourth Quarter Year-to-Date 2024 Actual Results

	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 10,387	$ 3,366	$ (1,757)	$ 1,609	$ (199)	$ (343)	$ 1,067	$ (11)	$ 1,056	$ 6.04
Restructuring and Portfolio Optimization costs	-	37	33	70	(4)	(16)	50	-	50	$ 0.28
Non-cash Amortization expense	-	-	288	288	-	(70)	218	-	218	$ 1.24
Adjusted Results	$ 10,387	$ 3,403	$ (1,436)	$ 1,967	$ (203)	$ (429)	$ 1,335	$ (11)	$ 1,324	$ 7.56
Fully Diluted Shares Outstanding										174.8

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Fourth Quarter Year-to-Date 2023 Actual Results

	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 9,677	$ 2,944	$ (1,678)	$ 1,266	$ (174)	$ (267)	$ 825	$ (10)	$ 815	$ 4.53
Restructuring and Portfolio Optimization costs	-	38	41	79	-	(17)	62	-	62	$ 0.34
Gain on LKZ Investment	-	-	-	-	(35)	-	(35)	-	(35)	$ (0.19)
Non-cash Amortization expense	-	-	298	298	-	(74)	224	-	224	$ 1.24
Adjusted Results	$ 9,677	$ 2,982	$ (1,339)	$ 1,643	$ (209)	$ (358)	$ 1,076	$ (10)	$ 1,066	$ 5.92
Fully Diluted Shares Outstanding										179.5

EBITDA Reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
2025 Q2 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$472		$24		$115		$611		($3)		$608

Wabtec Corporation
2025 Q2 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$946		$22		$234		$1,202		$14		$1,216

Wabtec Corporation
2024 Q2 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$430		$4		$116		$550		$5		$555

Wabtec Corporation
2024 Q2 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$842		$2		$238		$1,082		$13		$1,095

Sales by Product Line

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
SALES BY PRODUCT LINE
(UNAUDITED)

In millions	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024
Freight Segment		
Equipment	$ 546	$ 570
Components	401	414
Digital Intelligence	191	199
Services	781	737
Total Freight Segment	$ 1,919	$ 1,920
Transit Segment		
Original Equipment Manufacturer	$ 353	$ 310
Aftermarket	434	414
Total Transit Segment	$ 787	$ 724

In millions	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Freight Segment		
Equipment	$ 1,022	$ 1,096
Components	782	798
Digital Intelligence	372	375
Services	1,644	1,475
Total Freight Segment	$ 3,820	$ 3,744
Transit Segment		
Original Equipment Manufacturer	$ 675	$ 620
Aftermarket	821	777
Total Transit Segment	$ 1,496	$ 1,397

Segment Gross Margin & Operating Margin Reconciliation

Appendix G

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS - BY SEGMENT
(UNAUDITED)

	Three Months Ended June 30,				Six Months Ended June 30,			
	2025		2024		2025		2024	
In millions	Gross Profit	Income from Operations	Gross Profit	Income from Operations	Gross Profit	Income from Operations	Gross Profit	Income from Operations
Freight Segment Reported Results	$ 697	$ 415	$ 669	$ 391	$ 1,382	$ 835	$ 1,294	$ 759
Freight Segment Reported Margin	36.3%	21.6%	34.8%	20.4%	36.2%	21.9%	34.6%	20.3%
Restructuring and Portfolio Optimization costs	2	1	5	5	4	4	8	8
Transaction costs	-	1	-	-	-	1	-	-
Non-cash Amortization expense	-	63	-	66	-	128	-	134
Freight Segment Adjusted Results	$ 699	$ 480	$ 674	$ 462	$ 1,386	$ 968	$ 1,302	$ 901
Freight Segment Adjusted Margin	36.4%	25.0%	35.1%	24.1%	36.3%	25.3%	34.8%	24.1%
Transit Segment Reported Results	$ 241	$ 109	$ 205	$ 82	$ 456	$ 199	$ 395	$ 156
Transit Segment Reported Margin	30.7%	13.9%	28.3%	11.3%	30.5%	13.3%	28.3%	11.2%
Restructuring and Portfolio Optimization costs	1	5	1	5	2	11	4	12
Non-cash Amortization expense	-	6	-	4	-	13	-	9
Transit Segment Adjusted Results	$ 242	$ 120	$ 206	$ 91	$ 458	$ 223	$ 399	$ 177
Transit Segment Adjusted Margin	30.9%	15.2%	28.6%	12.7%	30.7%	14.9%	28.6%	12.7%

Segment Sales Reconciliation

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
RECONCILIATION OF CHANGES IN NET SALES - BY SEGMENT
(UNAUDITED)

In millions	Three Months Ended June 30,		
	Freight	Transit	Consolidated
2024 Net Sales	**$ 1,920**	**$ 724**	**$ 2,644**
Acquisitions	18	9	27
Foreign Exchange	(11)	22	11
Organic	(8)	32	24
2025 Net Sales	**$ 1,919**	**$ 787**	**$ 2,706**
Change ($)	*(1)*	*63*	*62*
Change (%)	*-0.1%*	*8.7%*	*2.3%*

	Six Months Ended June 30,		
	Freight	Transit	Consolidated
2024 Net Sales	**$ 3,744**	**$ 1,397**	**$ 5,141**
Acquisitions	33	17	50
Foreign Exchange	(37)	5	(32)
Organic	80	77	157
2025 Net Sales	**$ 3,820**	**$ 1,496**	**$ 5,316**
Change ($)	*76*	*99*	*175*
Change (%)	*2.0%*	*7.1%*	*3.4%*

Cash Conversion Reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
2025 Q2 Cash Conversion Calculation
(in millions)

	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion
Consolidated Results	$209		$339		$117		46%

Wabtec Corporation
2025 Q2 YTD Cash Conversion Calculation
(in millions)

	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion
Consolidated Results	$400		$666		$237		44%

Wabtec Corporation
2024 Q2 Cash Conversion Calculation
(in millions)

	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion
Consolidated Results	$235		$291		$118		57%

Wabtec Corporation
2024 Q2 YTD Cash Conversion Calculation
(in millions)

	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion
Consolidated Results	$569		$568		$241		70%